AZZ incorporated Completes Acquisition of Aquilex Specialty Repair and Overhaul LLC

An acquisition of a global leader in maintenance, repair and revitalization services to the nuclear and fossil fuel power generation markets as well as the refining and industrial markets.

Contact:	Dana Perry, Senior Vice President – Finance and CFO
AZZ incorporated 817-810-0095
Internet: www.azz.com

Lytham Partners 602-889-9700
Joe Dorame or Robert Blum
Internet: www.lythampartners.com

April 1, 2013 – Fort Worth, TX – AZZ incorporated (NYSE: AZZ), a manufacturer of electrical products and a provider of galvanizing services, today announced that it has it has successfully completed the acquisition of Aquilex Specialty Repair and Overhaul LLC (“Aquilex SRO”), a global leader in maintenance, repair and revitalization services to the nuclear and fossil fuel power generation markets, as well as the refining and industrial markets. The acquisition is a part of the stated AZZ strategy to expand our offerings in the Electrical and Industrial Products Segment and to enhance our market presence in our primary served markets. Aquilex SRO’s proprietary processes and highly-engineered technology solutions provide unique life extension options for critical plant infrastructure utilizing proprietary automated equipment and a specialized work force.

Existing operating management has agreed to remain with the company and the acquisition is anticipated to be accretive in the first year of operation.

About Aquilex Specialty Repair and Overhaul LLC
Aquilex Specialty Repair and Overhaul LLC, headquartered in Norcross, GA, is a leading global provider of critical recurring and commonly nondiscretionary maintenance, repair and overhaul services to a diverse base of blue-chip customers in the nuclear, fossil power, refining, chemical processing, pulp and waste‐to‐energy industries. Aquilex SRO’s proprietary processes and highly-engineered technology solutions provide unique life extension options for critical plant infrastructure and utilize proprietary automated equipment and a specialized workforce. Prior to the completion of the acquisition described above, Aquilex SRO was a wholly-owned subsidiary of Aquilex Holdings LLC, which is majority owned by affiliates of Centerbridge Partners, L.P.

About AZZ incorporated (NYSE: AZZ)
AZZ incorporated is a specialty electrical equipment manufacturer serving the global markets of industrial, power generation, transmission and distributions, as well as a leading provider of hot dip galvanizing services to the North American steel fabrication market.
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